UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 19, 2022

CS Disco, Inc.

(Exact name of Registrant, as specified in its charter)

Delaware	001-40624	46-4254444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3700 N. Capital of Texas Hwy.
Suite 150
Austin, Texas 78746
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (833) 653-4726

Former name or address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005	LAW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement.
On May 19, 2022, CS Disco, Inc. (the "Company") entered into an office sublease agreement (the “Lease”) with Workrise Technologies, Inc. (the “Lessor”) to lease approximately 46,250 rentable square feet (the “Premises”) of an office building at One Eleven Congress in Austin, Texas as its new corporate headquarters.
The Lease commences on the later of the Effective Date (as defined in the Lease) and the date by which the Premises are delivered to the Company, which is presently anticipated to be on or about May 31, 2022. The term of the lease continues through July 31, 2028. The Company's obligation for the payment of base rent for the Premises will initially be approximately $168,000 per month and will increase annually, up to approximately $194,000 per month, subject to adjustments pursuant to the terms of the Lease, including the Company's right to rent abatement. The Company will also be responsible for its proportionate share of the building’s operating expenses. In connection with the entry into the Lease, the Company is required to provide a security deposit of approximately $307,000. The Company has a right of first refusal with respect to certain additional adjacent office space before the Lessor accepts any offer of such space.
The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the text of the Lease, which the Company expects to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2022.

Item 2.03          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CS Disco, Inc.

Date: May 24, 2022	By:	/s/ Michael S. Lafair
	Name:	Michael S. Lafair
	Title:	Chief Financial Officer